UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2010 (January 11, 2010)

TXCO Resources Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other Jurisdiction of Incorporation)

0-9120	84-0793089
(Commission File Number)	(IRS Employer Identification No.)

777 E. Sonterra Blvd., Suite 350
San Antonio, Texas  78258
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (210) 496-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

The purpose of this Current Report on Form 8-K/A is to amend the Current Report on Form 8-K of TXCO Resources Inc. (the “Company”) filed on January 12, 2010, disclosing that the Company and its subsidiaries, TXCO Energy Corp., Texas Tar Sands Inc., Output Acquisition Corp., Opex Energy, LLC, Charro Energy, Inc., TXCO Drilling Corp., Eagle Pass Well Service, L.L.C., PPL Operating, Inc., Maverick Gas Marketing, Ltd., and Maverick-Dimmit Pipeline, Ltd. (collectively, “TXCO”), entered into a definitive Purchase and Sale Agreement (the “Agreement”) to sell a substantial portion of TXCO’s assets to Newfield Exploration Company and Anadarko E&P Company LP (together, “Purchasers”).

The Company is filing this Current Report on Form 8-K/A to include the full text of the Agreement as Exhibit 10.1 hereto and to incorporate the full text of the Agreement by reference.

The Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual or financial information about TXCO or its subsidiaries and affiliates. The representations, warranties, and covenants contained in the Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of TXCO or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures by TXCO. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding TXCO that will be contained in, or incorporated by reference into, other filings that TXCO makes with the SEC.

Item 9.01                      Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

10.1
Purchase and Sale Agreement dated January 11, 2010, by and among TXCO Resources Inc., TXCO Energy Corp., Texas Tar Sands Inc., Output Acquisition Corp., OPEX Energy, LLC, Charro Energy, Inc., TXCO Drilling Corp., Eagle Pass Well Service, L.L.C., PPL Operating, Inc., Maverick Gas Marketing, Ltd., Maverick-Dimmit Pipeline, Ltd., Anadarko E&P Company LP. and Newfield Exploration Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TXCO Resources Inc.

Date: January 12, 2009	/s/ James E. Sigmon
James E. Sigmon
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Purchase and Sale Agreement dated January 11, 2010, by and among TXCO Resources Inc., TXCO Energy Corp., Texas Tar Sands Inc., Output Acquisition Corp., OPEX Energy, LLC, Charro Energy, Inc., TXCO Drilling Corp., Eagle Pass Well Service, L.L.C., PPL Operating, Inc., Maverick Gas Marketing, Ltd., Maverick-Dimmit Pipeline, Ltd., Anadarko E&P Company LP. and Newfield Exploration Company